UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 1, 2011

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 1, 2011, FirstEnergy Corp. issued two public documents, which are attached as Exhibits 99.1 and 99.2 hereto and incorporated by reference. FirstEnergy's Press Release and Consolidated Report to the Financial Community contain non-GAAP* financial measures. Pursuant to the requirements of Regulation G, FirstEnergy has provided quantitative reconciliations within the Press Release and Consolidated Report to the Financial Community of the non-GAAP* financial measures to the most directly comparable GAAP financial measures.

The Press Release and Consolidated Report to the Financial Community contain references to non-GAAP* financial measures including, among others, normalized earnings per share, which are not calculated in accordance with GAAP because they exclude the impact of "special items." Special items reflect the impact on earnings of events that are not routine or that may be related to discontinued businesses. Management believes presenting normalized earnings calculated in this manner provides useful information to investors in evaluating the ongoing results of FirstEnergy's businesses and assists investors in comparing FirstEnergy’s operating performance to the operating performance of other companies in the energy sector. Management believes presenting this non-GAAP* measure provides useful information to investors in assessing FirstEnergy's normalized operating performance. FirstEnergy's management frequently references this non-GAAP* financial measure in its decision-making, using it to facilitate historical and ongoing performance comparisons as well as comparisons to the performance of peer companies.

The non-GAAP* information presented in the Press Release and Consolidated Report to the Financial Community should be considered in addition to, and not as a substitute for, the most directly comparable financial measure prepared in accordance with GAAP. Also, the non-GAAP* financial measure may not be comparable to similarly titled measures used by other entities.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press release issued by FirstEnergy Corp., dated November 1, 2011
99.2	Consolidated Report to the Financial Community, dated November 1, 2011

*This Form 8-K contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's historical or future financial performance, financial position, or cash flows that either excludes or includes amounts, or is subject to adjustment that has the effect of excluding or including amounts, that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States, or GAAP.

Forward-Looking Statements:   This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms "anticipate," "potential," "expect," "believe," "estimate" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual results may differ materially due to: the speed and nature of increased competition in the electric utility industry, the impact of the regulatory process on the pending matters in the various states in which we do business including, but not limited to, matters related to rates, the status of the PATH project in light of PJM's direction to suspend work on the project pending review of its planning process, its re-evaluation of the need for the project and the uncertainty of the timing and amounts of any related capital expenditures, business and regulatory impacts from ATSI's realignment into PJM Interconnection, L.L.C., economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices and availability, financial derivative reforms that could increase our liquidity needs and collateral costs, the continued ability of FirstEnergy's regulated utilities to collect transition and other costs, operation and maintenance costs being higher than anticipated, other legislative and regulatory changes, and revised environmental requirements, including possible GHG emission, water intake and coal combustion residual regulations, the potential impacts of any laws, rules or regulations that ultimately replace CAIR including the Cross-State Air Pollution Rule (CSAPR) and the effects of the EPA's recently released MACT proposal to establish certain mercury and other emission standards for electric generating units, the uncertainty of the timing and amounts of the capital expenditures that may arise in connection with any NSR litigation or potential regulatory initiatives or rulemakings (including that such expenditures could result in our decision to shut down or idle certain generating units), adverse regulatory or legal decisions and outcomes with respect to our nuclear operations (including, but not limited to, the revocation or non-renewal of necessary licenses, approvals or operating permits by the NRC, including as a result of the incident at Japan's Fukushima Daiichi Nuclear Plant), issues that could delay the current outage at Davis-Besse for the installation of the new reactor vessel head, including indications of cracking in the plant’s shield building currently under investigation, adverse legal decisions and outcomes related to Met-Ed's and Penelec's ability to recover certain transmission costs through their transmission service charge riders, the continuing availability of generating units and changes in their ability to operate at or near full capacity, replacement power costs being higher than anticipated or inadequately hedged, the ability to comply with applicable state and federal reliability standards and energy efficiency mandates, changes in customers' demand for power, including but not limited to, changes resulting from the implementation of state and federal energy efficiency mandates, the ability to accomplish or realize anticipated benefits from strategic goals and our ability to improve electric commodity margins and the impact of, among other factors, the increased cost of coal and coal transportation on such margins, the ability to experience growth in the distribution business, the changing market conditions that could affect the value of assets held in FirstEnergy's nuclear decommissioning trusts, pension trusts and other trust funds, and cause FirstEnergy to make additional contributions sooner, or in amounts that are larger than currently anticipated, the ability to access the public securities and other capital and credit markets in accordance with FirstEnergy's financing plan, the cost of such capital and overall condition of the capital and credit markets affecting FirstEnergy and its subsidiaries, changes in general economic conditions affecting FirstEnergy and its subsidiaries, interest rates and any actions taken by credit rating agencies that could negatively affect FirstEnergy's and its subsidiaries' access to financing or their costs and increase requirements to post additional collateral to support outstanding commodity positions, LOCs and other financial guarantees, the continuing uncertainty of the national and regional economy and its impact on the major industrial and commercial customers of FirstEnergy's subsidiaries, issues concerning the soundness of financial institutions and counterparties with which FirstEnergy and its subsidiaries do business, issues arising from the recently completed merger of FirstEnergy and Allegheny Energy, Inc. and the ongoing coordination of their combined operations including FirstEnergy's ability to maintain relationships with customers, employees or suppliers, as well as the ability to successfully integrate the businesses and realize cost savings and any other synergies and the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect, the risks and other factors discussed from time to time in FirstEnergy's and its applicable subsidiaries' SEC filings, and other similar factors. Dividends declared from time to time on FirstEnergy's common stock during any annual period may in aggregate vary from the indicated amount due to circumstances considered by FirstEnergy's Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy, or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating.  The foregoing review of factors should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy's business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. The Registrant expressly disclaims any current intention to update any forward-looking statements contained herein as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 1, 2011

FIRSTENERGY CORP.
Registrant

By:	/s/ Harvey L. Wagner
Harvey L. Wagner Vice President, Controller and Chief Accounting Officer